                                                                      EXHIBIT 21
                                                                     Page 1 of 4

                              HOST MARRIOTT, L.P.

                                  SUBSIDIARIES

  1) HMC AP GP LLC
  2) HMC Charlotte GP LLC
  3) HMC Toronto Airport GP LLC
  4) HMC Toronto EC GP LLC
  5) HMC MHP II LLC
  6) Airport Hotels LLC
  7) Host of Boston, Ltd.
  8) Host of Houston, Ltd.
  9) Host of Houston 1979
 10) Chesapeake Financial Services LLC
 11) CHLP Finance LP
 12) City Center Interstate Partnership LLC
 13) Host/Interstate Partnership, L.P.
 14) Deerfield Capital Trust
 15) Farrell's Ice Cream Parlour Restaurants LLC
 16) HMC Amelia I LLC
 17) HMC Amelia II LLC
 18) Ameliatel
 19) HMC Atlanta LLC
 20) Atlanta Marriott Marquis II Limited Partnership
 21) Ivy Street Hotel Limited Partnership
 22) HMA-GP LLC
 23) HMA Realty Limited Partnership
 24) Fernwood Hotel Assets, Inc.
 25) Rockledge Hotel Properties, Inc.

                                                                      EXHIBIT 21
                                                                     Page 2 of 4

                              HOST MARRIOTT, L.P.

                           SUBSIDIARIES--(Continued)

 26) Ivy Street MPF LLC
 27) HMC Burlingame LLC
 28) HMC Burlingame II LLC
 29) HTKG Development Associates, L.P.
 30) HMC California Leasing LLC
 31) HMC Cambridge LLC
 32) HMC Capital LLC
 33) HMC Capital Resources LLC
 34) HMC Park Ridge LLC
 35) HMC Park Ridge II LLC
 36) HMC Park Ridge LP
 37) HMC Partnership Holdings LLC
 38) HMC/Interstate Ontario, L.P.
 39) Host Park Ridge LLC
 40) HMC Suites LLC
 41) Marriott Suites L.P.
 42) PRM LLC
 43) Wellsford Park Ridge Marriott Hotel L.P.
 44) YBG Associates LLC
 45) HMC Chicago LLC
 46) Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P.
 47) HMC Desert LLC
 48) Desert Springs Marriott Limited Partnership
 49) HMC DSM LLC
 50) DS Hotel LLC
 51) HMC Diversified LLC
 52) Marriott Diversified American Hotels, L.P.
 53) HMC East Side II LLC
 54) HMC East Side LLC
 55) East Side Hotel Associates, L.P.
 56) HMC Gateway LLC
 57) HMC Grand LLC
 58) HMC Hanover LLC
 59) Hanover Marriott Limited Partnership
 60) HMC Hartford LLC
 61) HMC/RGI Hartford, L.P.
 62) HMC Hotel Development LLC
 63) HMC HT LLC
 64) HMC IHP Holdings LLC
 65) IHP Holdings Partnership, L.P.
 66) HMC Manhattan Beach LLC
 67) HMC/Interstate Manhattan Beach L.P.
 68) HMC Market Street LLC
 69) New Market Street L.P.
 70) Philadelphia Market Street Marriott Hotel L.P.
 71) HMC Mexpark LLC
 72) HMC Polanco LLC

                                                                      EXHIBIT 21
                                                                     Page 3 of 4

                              HOST MARRIOTT, L.P.

                           SUBSIDIARIES--(Continued)

  73) HMC NGL LLC
  74) HMC OLS I LLC
  75) HMC OLS I L.P.
  76) HMC OLS II L.P.
  77) HMC OP BN LLC
  78) HMC Pacific Gateway LLC
  79) Pacific Gateway Ltd.
  80) Marina Hotel LLC
  81) San Diego HMC Marina LLC
  82) HMC Potomac LLC
  83) Potomac Hotel Limited Partnership
  84) HMC Properties I LLC
  85) Marriott Hotel Properties Limited Partnership
  86) Lauderdale Beach Association
  87) HMC Properties II LLC
  88) HMC MHP II LLC
  89) Marriott Hotel Properties II Limited Partnership
  90) Santa Clara Marriott Hotel Limited Partnership
  91) HMC Reston LLC
  92) HMC Retirement Properties LLC
  93) HMC Retirement Properties L.P.
  94) HMH Marina LLC
  95) HMC RTZ Loan I LLC
  96) HMC RTZ Loan II LLC
  97) HMC RTZ Loan L.P.
  98) HMC RTZ II LLC
  99) RAJ Boston Associates
 100) HMC Seattle LLC
 101) HMC SFO LLC
 102) HMC Swiss Holdings LLC
 103) BRE/Swiss LLC
 104) HMC Waterford LLC
 105) HMC/Interstate Waterford
 106) HMH General Partner Holdings LLC
 107) HMH HPT Courtyard LLC
 108) HMH HPT Residence Inn LLC
 109) HMH Norfolk LLC
 110) HMH Norfolk L.P.
 111) HMH Pentagon LLC
 112) HMH Restaurants LLC
 113) HMH Rivers LLC
 114) HMH Rivers, L.P.
 115) HMH WTC LLC
 116) HMP Capital Ventures LLC
 117) HMP Financial Services LLC
 118) Host La Jolla LLC
 119) City Center Hotel L.P.
 120) Times Square LLC

                                                                      EXHIBIT 21
                                                                     Page 4 of 4

                              HOST MARRIOTT, L.P.

                           SUBSIDIARIES--(Continued)

 121) Ivy Street LLC
 122) Market Street HMC LLC
 123) HMC Desert Springs LLC
 124) MDSM Finance LLC
 125) MFR of Illinois LLC
 126) MFR of Vermont LLC
 127) MFR of Wisconsin LLC
 128) HMC HPP LLC
 129) HMC Partnership Properties LLC
 130) HMC Marquis LLC
 131) HMC PLP LLC
 132) Chesapeake Hotel L.P.
 133) HMC SBM Two LLC
 134) Philadelphia Airport Hotel LLC
 135) Philadelphia Airport Hotel L.P.
 136) PM Financial LLC
 137) PM Financial LP
 138) Saga Property Leasing LLC
 139) Saga Restaurants LLC
 140) Santa Clara HMC LLC
 141) S.D. Hotels LLC
 142) Times Square GP LLC
 143) Times Square Marquis Hotel L.P.
 144) HMC AP LP
 145) HMC AP Canada Company
 146) HMC Charlotte LP
 147) HMC Charlotte (Calgary) Company
 148) Calgary Charlotte Holdings Company
 149) HMC Grace (Calgary) Company
 150) Calgary Charlotte Partnership
 151) HMC Toronto Airport LP
 152) HMC Toronto Air Company
 153) HMC Toronto EC LP
 154) HMC Toronto EC Company
 155) Durbin LLC